UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(Name of Debtors)

Monthly Operating Report for
the period ended May 31, 2003 **

Debtors’ Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher

(Debtors’ Attorneys)

Monthly Operating Income:$1,636
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: June 25, 2003

/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

*Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
May 31, 2003
ASSETS:
Cash and cash equivalents	$437,959
Restricted cash	29,025
Subscriber receivables - net	211,019
Prepaid expenses and other assets - net	512,863
Investments	28,301
Intercompany receivables	27,418,222
Related party receivables	1,869,201
Property, plant and equipment - net	7,046,671
Intangible assets - net	15,446,028

Total assets	$52,999,289

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$219,005
Subscriber advance payments and deposits	93,261
Accrued interest and other liabilities	357,533
Intercompany payables	376,927
Related party payables	110,388
Parent and subsidiary debt	274,062
Deferred income taxes	2,004,578

3,435,754

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities attributable to
Rigas family entities	2,846,156

16,267,756
Accounts payable	1,125,969
Accrued interest and other liabilities	385,508
Intercompany payables	27,039,193
Related party payables	1,360,970

Total liabilities subject to compromise	46,179,396

Total liabilities	49,615,150

Minority interests	554,529

Cumulative redeemable exchangeable preferred stock	148,794

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(7,062)
Accumulated deficit	(3,779,856)
Treasury stock, at cost	(149,401)

5,526,972
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,680,816

Total liabilities and stockholders' equity	$52,999,289

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	Month Ended May 31, 2003	Eleven Months Ended May 31, 2003
Revenue	$297,439	$3,105,471
Cost and expenses:
Direct operating and programming	148,169	1,430,155
Selling, general and administrative	62,455	685,250
Depreciation and amortization	72,905	823,386
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	4,913	48,908
Estimated provision for accounting changes	--	51,000

Operating income (loss) before reorganization expenses
due to bankruptcy	8,997	(5,362)
Reorganization expenses due to bankruptcy	7,361	71,730

Operating income (loss)	1,636	(77,092)

Other income (expense):
Interest expense	(32,876)	(368,214)
Minority interest in losses of subsidiaries - net	1,783	7,363
Other-than-temporary impairment of investments and other assets	--	(182,253)
Other	(1,374)	(1,156)

	(32,467)	(544,260)

Net loss applicable to common stockholders	$(30,831)	$(621,352)

Net loss per weighted average share outstanding - basic and diluted	$(0.12)	$(2.45)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	Month Ended May 31, 2003	Eleven Months Ended May 31, 2003
Cash flows from operating activities:
Net loss	$(30,831)	$(621,352)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	72,905	823,386
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in losses of subsidiaries	(1,783)	(7,363)
Loss on sale of assets	--	1,551
Reorganization expenses due to bankruptcy	7,361	71,730
Non-recurring professional fees, net of amounts paid	2,533	15,290
Change in assets and liabilities:
Subscriber receivables - net	1,276	(681)
Prepaid expenses and other assets - net	(14,117)	(37,848)
Accounts payable	24,800	251,538
Subscriber advance payments and deposits	(6,539)	15,429
Accrued interest and other liabilities	4,593	43,433
Intercompany receivables and payables - net	(28)	11,050

Net cash provided by operating activities before
payment of reorganization expenses	60,170	820,550
Reorganization expenses paid during the period	(3,192)	(46,389)

Net cash provided by operating activities	56,978	774,161

Cash flows from investing activities:
Expenditures for property, plant and equipment	(53,756)	(572,183)
Cash paid for acquisitions	(3)	(158)
Investment distributions and contributions	(399)	(1,108)
Related party receivables and payables - net	5,797	(5,098)

Net cash used in investing activities	(48,361)	(578,547)

Cash flows from financing activities:
Proceeds from debt	--	200,000
Payments of debt	(1,811)	(23,600)
Payment of debtor in possession bank financing costs	(1,253)	(48,797)

Net cash provided by (used in) financing activities	(3,064)	127,603

Change in cash, cash equivalents and restricted cash	5,553	323,217
Cash, cash equivalents and restricted cash, beginning of period	461,431	143,767

Cash, cash equivalents and restricted cash, end of period	$466,984	$466,984

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1.     Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming and high-speed internet services, which are distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code (the “Non-Filing Entities”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the Managing partner and whose bankruptcy filing is administered separately. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas Family” or “Rigas Entities”). The Non-Filing Entities as of May 31, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended May 31, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.

        TelCove, Inc. and subsidiaries (formerly known as Adelphia Business Solutions, Inc. (“TelCove”)) was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively. A hearing on the Company’s request for a further extension of the exclusive period within which to file a plan or plans of reorganization and to solicit acceptance thereof is currently scheduled for June 26, 2003.

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be approximately $20,000. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of May 31, 2003, or the results of its operations or its cash flows for the one and eleven month periods ended May 31, 2003 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires testing for impairment annually of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2002 and 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002, 2001, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other members of the Company, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003.

2.    Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of May 31, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court (the “Termination Event”).  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loans”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. Based on the DIP Facility’s terms and conditions, the proceeds from the Tranche B Loan have been recorded as cash and cash equivalents and parent and subsidiary debt in the accompanying consolidated balance sheet. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of May 31, 2003, the Company has issued letters of credit totaling $40,452 against the Tranche B Loan proceeds.

        The terms of the DIP facility contain certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, the sale of assets, and the funding of capital expenditures. The DIP Facility also requires that the Company meet certain financial covenants, which were finalized on May 27, 2003 and are effective for periods beginning May 1, 2003. The Company believes that it is in material compliance with all of the requirements of the DIP facility.

        On May 27, 2003, the DIP Lenders approved an amendment to the DIP Facility which, among other things, extended until October 15, 2003, the date by which Adelphia is required to provide the DIP Lenders with audited financial statements for the 2002 fiscal year. In addition, under the terms of the amendment Adelphia is required to deliver a draft plan of reorganization and a draft of the related disclosure statement to the DIP Lenders by December 31, 2003.

        By letter dated May 27, 2003, the Co-Lead Arrangers under the DIP Facility advised the borrowers under the DIP Facility that all of the conditions precedent to the increase in availability under the DIP Facility were satisfied. Accordingly, as of May 27, 2003, the borrowers are entitled to access the entire $1,500,000 DIP Facility, of which the $200,000 tranche B is fully drawn, leaving availability of $1,300,000.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:	May 31, 2003
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	196,513

Total subsidiary debt	$6,778,618

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,695,662
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,541,818

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,695,662 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $200,000 and capital leases of $74,062.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	5.04%

Interest Expense

        Interest expense on notes to banks and capital leases totaled $32,876 and $368,214 for the one and eleven month periods ended May 31, 2003, respectively, of which $13,360 and $150,243 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and eleven month periods ended May 31, 2003 is $94,498 and $1,050,438, respectively.

3.     Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).

        In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003. The Company had been recording a monthly provision in 2003 of $2,000 for estimated accounting changes. In conjunction with the corrections made in April 2003 for Capitalized Installation and Construction Activities, the Company discontinued recording the estimated provision and reversed the $6,000, which had been previously recorded in 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will increase expenses and decrease capital expenditures by approximately $300,000 on an annualized basis in 2003 as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities, therefore, the estimated $300,000 annualized impact for 2003 is not necessarily indicative of actual results for the year ended December 31, 2003 or of corrections that may be made for the years ended December 31, 2002, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003 to the extent that they impact post bankruptcy periods. These adjustments may be material to the accompanying unaudited financial statements.

4.    Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Any damage resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. By order dated April 25, 2003, the Bankruptcy Court granted the Company an extension through August 1, 2003 to file its Statement of Financial Affairs and Schedules of Assets and Liabilities.

        As of May 31, 2003, the Company had liabilities subject to compromise of $46,179,396. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5.     Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6.    Accounts Payable, Accrued Expenses and Other Liabilities

        To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of May 31, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7.    Preferred Stock Dividends

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $63,250 for the respective one and eleven month periods ended May 31, 2003.

8.    Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company, including Non-Filing Entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated balances, as discussed in Note 1.

9.    Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized.

        At May 31, 2003, the Company had a net receivable from TelCove of $1,091 for management service fees. Such receivable is net of a reserve of $5,344 as of May 31, 2003. Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10.    Cash and Cash Equivalents

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. As required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $13,453 as of May 31, 2003. Also included in restricted cash is $13,897 related to working capital transactions for certain acquisitions of cable systems from Verizon that were completed in February 2002. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

        As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

11.    Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $9,114.

12.    Prepaid Expenses and Other Assets — Net

        Included in prepaid expenses and other assets — net are unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise, and are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13.     Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the eleven month period ended May 31, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

        Impairment of Long-Lived and Other Assets:

Eleven Months Ended May 31, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

        Other-than-Temporary Impairment of Investments and Other Assets:

Eleven Months Ended May 31, 2003
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,300

$182,253

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, the NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York.

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. The Company did not recover any of its loans and advances in NFHLP from such sale. On April 23, 2003, the sale was completed. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, reduce the Company’s investment in such ventures to approximately $200.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. In July 2002, the Company recorded a reserve of $2,300 relating to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the five months ended May 31, 2003. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14.     Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

15.    Supplemental Cash Flow Information

Interest Paid

        Cash payments for interest were $30,893 and $371,900 for the one and eleven month periods ended May 31, 2003, respectively. Included in these amounts are cash payments made by the Company of $12,958 and $159,997 for the one and eleven month periods ended May 31, 2003, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

16.    EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and eleven month periods ended May 31, 2003. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation and reconciliation of the most directly comparable GAAP financial measure. Since EBITDA can be used as either a performance or liquidity measure, presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders

	Month Ended May 31, 2003	Eleven Months Ended May 31, 2003
EBITDA	$74,950	$570,248
Adjustments to reconcile EBITDA to net loss
applicable to common stockholders:
Depreciation and amortization	(72,905)	(823,386)
Interest expense	(32,876)	(368,214)

Net loss applicable to common stockholders	$(30,831)	$(621,352)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities

	Month Ended May 31, 2003	Eleven Months Ended May 31, 2003
EBITDA	$74,950	$570,248
Adjustments to reconcile EBITDA to net cash
provided by operating activities:
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in losses of subsidiaries	(1,783)	(7,363)
Loss on sale of assets	--	1,551
Reorganization expenses due to bankruptcy	7,361	71,730
Non-recurring professional fees, net of amounts paid	2,533	15,290
Change in Assets and Liabilities:
Subscriber receivables - net	1,276	(681)
Prepaid expenses and other assets - net	(14,117)	(37,848)
Accounts payable	24,800	251,538
Subscriber advance payments and deposits	(6,539)	15,429
Accrued interest and other liabilities	4,593	43,433
Intercompany receivables and payables - net	(28)	11,050
Reorganization expenses paid during the period	(3,192)	(46,389)
Interest expense	(32,876)	(368,214)

Net cash provided by operating activities	$56,978	$774,161

17.    Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        As of May 31, 2003, CMLCV’s total assets, total liabilities and equity were $127,594, $14,179 and $113,415, respectively. For the month ended May 31, 2003, CMLCV’s revenue and operating income were $906 and $420, respectively.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”) a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Court granted summary judgment only to such extent.

        On February 21, 2003, CMLCV filed its Schedules of Assets and Liabilities and Statement of Financial Affairs with the Bankruptcy Court.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of Venture’s cable systems. In a decision and order dated April 21, 2003, the Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent.

        On June 9, 2003, Adelphia and Century filed notice of their rejection of the Leveraged Recap Agreement with the Bankruptcy Court. No order has yet been entered by the Bankruptcy Court with respect to the rejection. A court ordered mediation of this dispute is scheduled to begin on June 30, 2003. No accrual for the outcome of the litigation is included in the accompanying unaudited financial statements.

18.    Customers

        The following table indicates the number of basic customers, digital customers and high speed data customers for the Debtors. The following customer data excludes Non-Filing Entities and Rigas Entities. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to this correction.

	May 31, 2003	April 30, 2003
Basic customers	5,138,022	5,150,435
Digital customers	1,769,610	1,768,453
High speed data customers	758,543	737,352

Total revenue generating units	7,666,175	7,656,240

19.    Reclassification

        Certain amounts for the eleven months ended May 31, 2003 have been reclassified to conform with the May 31, 2003 monthly presentation.

20.    Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report on pages 22 through 54 are for the period from May 1 through May 31, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended May 31, 2003	Reference
Gross wages paid	$67,843,697	Schedule I
Employee payroll taxes withheld	15,824,470	Schedule I
Employer payroll taxes due	5,147,889	Schedule I
Payroll taxes paid*	13,850,812	Schedule II*
Sales and other taxes due	6,364,710	Schedule III
Gross taxable sales	104,984,394	Schedule III
Real estate and personal property taxes paid	753,480	Schedule IV
Sales and other taxes paid	5,701,393	Schedule V
Cash disbursements	281,116,541	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended May 31, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due

May 2, 2003	$21,625,910	$ 4,918,399	$1,675,458
May 16, 2003	$23,623,990	$ 5,620,414	$1,766,746
May 30, 2003	$22,593,798	$ 5,285,657	$1,705,684

Total	$67,843,697	$15,824,470	$5,147,889

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended May 31, 2003

Payee	Payroll Taxes Paid	Payment Date
SPRINGFIELD CITY (A)	204	5/1/2003
BERKHEIMER ASSOCIATES	70	5/2/2003
CITY OF LEBANON	115	5/2/2003
INTERNAL REVENUE SERVICE	95,112	5/2/2003
MARION COUNTY TREASURER	115	5/2/2003
NORTH CAROLINA DEPT OF REVENUE	11,794	5/2/2003
OREGON DEPARTMENT OF REVENUE	68	5/2/2003
VILLAGE OF DUBLIN	46	5/2/2003
ARIZONA DEPT OF REVENUE	1,807	5/5/2003
BERKHEIMER ASSOCIATES	55	5/5/2003
COLORADO DEPARTMENT OF REVENUE	38,764	5/5/2003
CONNECTICUT DEPARTMENT OF REV	1,994	5/5/2003
IDAHO STATE TAX COMMISSION	4,634	5/5/2003
INDIANA DEPARTMENT OF REVENUE	1,154	5/5/2003
INTERNAL REVENUE SERVICE	5,664,404	5/5/2003
KANSAS DEPARTMENT OF REVENUE	507	5/5/2003
KAREN BROWN BOROUGH SECRETARY	55	5/5/2003
MAINE REVENUE SERVICE	24,489	5/5/2003
MASS DEPT OF REVENUE	28,703	5/5/2003
NEW JERSEY DIVISION OF TAXATION	77	5/5/2003
NEW YORK TAX DEPARTMENT	110,231	5/5/2003
OHIO DEPARTMENT OF TAXATION	67,928	5/5/2003
OKLAHOMA TAX COMMISSION	369	5/5/2003
PA DEPT OF REVENUE	97,642	5/5/2003
SOUTH CAROLINA DEPARTMENT OF	5,422	5/5/2003
STATE OF CALIFORNIA	160,209	5/5/2003
STATE OF VIRGINIA	52,893	5/5/2003
VERMONT DEPARTMENT OF TAXES	14,057	5/5/2003
INDIANA DEPARTMENT OF WORKFORCE	163	5/7/2003
STATE OF CONNECTICUT	16,374	5/8/2003
STATE OF MARYLAND	801	5/8/2003
STATE OF PENNSYLVANIA	875	5/8/2003
STATE OF VIRGINIA	82	5/8/2003
STATE OF WEST VIRGININA	3,578	5/8/2003
NORTH CAROLINA DEPT OF REVENUE	12,315	5/15/2003
OREGON DEPARTMENT OF REVENUE	68	5/15/2003
INTERNAL REVENUE SERVICE	100,232	5/16/2003
INTERNAL REVENUE SERVICE	6,339,020	5/19/2003
STATE OF ARIZONA	1,817	5/19/2003
STATE OF CALIFORNIA	184,013	5/19/2003
STATE OF COLORADO	41,375	5/19/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended May 31, 2003

Payee	Payroll Taxes Paid	Payment Date

STATE OF CONNECTICUT	2,113	5/19/2003
STATE OF IDAHO	4,321	5/19/2003
STATE OF INDIANA	1,201	5/19/2003
STATE OF KANSAS	548	5/19/2003
STATE OF MAINE	26,279	5/19/2003
STATE OF MASSACHUSETTS	21,051	5/19/2003
STATE OF NEW JERSEY	160	5/19/2003
STATE OF NEW YORK	154,065	5/19/2003
STATE OF OHIO	71,747	5/19/2003
STATE OF OKLAHOMA	367	5/19/2003
STATE OF PENNSYLVANIA	136,426	5/19/2003
STATE OF SOUTH CAROLINA	5,880	5/19/2003
STATE OF VERMONT	16,347	5/19/2003
STATE OF VIRGINIA	53,393	5/19/2003
EMPLOYMENT RESOURCES DIVISION	493	5/28/2003
ASHTABULA INCOME TAX	1,273	5/30/2003
BOURBON COUNTY OCCUP	60	5/30/2003
CELINA CITY	325	5/30/2003
CENTRAL COLLECTION AGENCY	46,182	5/30/2003
CITY OF CAMBRIDGE	560	5/30/2003
CITY OF CHILLICOTHE	11,287	5/30/2003
CITY OF CINCINNATI	302	5/30/2003
CITY OF CLEVELAND HEIGHTS	5,716	5/30/2003
CITY OF CONNEAUT	264	5/30/2003
CITY OF DANVILLE	504	5/30/2003
CITY OF HUNTINGTON	194	5/30/2003
CITY OF MACEDONIA	3,888	5/30/2003
CITY OF MARION	1,241	5/30/2003
CITY OF NEWARK	6,618	5/30/2003
CITY OF PITTSBURGH	1,510	5/30/2003
CITY OF VAN WERT	254	5/30/2003
DIRECTOR OF FINANCE	311	5/30/2003
EAST CARROLL TOWNSHIP	300	5/30/2003
INTERNAL REVENUE SERVICE	93,754	5/30/2003
JOSEPH M DOUGHERTY	60	5/30/2003
LORAIN CITY TAX	3,539	5/30/2003
MADISON COUNTY	43	5/30/2003
MICHIGAN DEPARTMENT OF REVENUE	322	5/30/2003
MISSISSIPPI STATE TAX COMMISSN	3,623	5/30/2003
MONTANA DEPARTMENT OF REVENUE	1,145	5/30/2003
MOREHEAD DIRECTOR OF FIN	635	5/30/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended May 31, 2003

Payee	Payroll Taxes Paid	Payment Date

NEBRASKA DEPARTMENT OF REVENUE	343	5/30/2003
NORTH CAROLINA DEPT OF REVENUE	12,047	5/30/2003
OREGON DEPARTMENT OF REVENUE	68	5/30/2003
RITA	13,306	5/30/2003
SCHOOL DISTRICT INCOME TAX	4,161	5/30/2003
STATE OF MARYLAND	35,428	5/30/2003
TREASURER CITY OF OWENSBORO	865	5/30/2003
UTAH STATE TAX COMMISSION	792	5/30/2003
VILLAGE OF MINSTER	247	5/30/2003
VILLAGE OF NORTH KINGSVILLE	111	5/30/2003
WEST VIRGINIA DEPT OF TAX & REV	21,511	5/30/2003
	$13,850,812

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
AL PSC	$--	$3,738
ALABAMA DEPT. OF REVENUE	353	5,887
ALAMEDA COUNTY	12	218
ALBANY COUNTY	--	A
ALBEMARLE COUNTY	4,744	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	45	1,423
ARKANSAS DEPARTMENT OF REVENUE	2	39
ASHLAND INDEPENDENT BOARD OF EDUCATION	10,118	337,274
AUGUSTA COUNTY	10	A
BANK OF AMERICA	--	76,688
BATH COUNTY SCHOOL DISTRICT	1,137	37,921
BEDFORD CITY	34	A
BEDFORD COUNTY	107	3,544
BEREA COUNTY SCHOOL DISTRICT	1,972	65,721
BLACKSBURG	--	A
BOARD OF EQUALIZATION	13	165
BOARD OF EQUALIZATION	284	A
BOTETOURT COUNTY TREASURER	--	A
BOURBON COUNTY SCHOOL DISTRICT	592	19,726
BOYD COUNTY SCHOOL DISTRICT	3,141	104,694
BOYLE COUNTY SCHOOL DISTRICT	1,477	49,220
BREATHITT COUNTY SCHOOL DISTRICT	999	33,307
BRECKINRIDGE COUNTY BOARD OF EDUCATION	571	19,035
BUCHANAN COUNTY TREASURER	--	A
BUREAU OF TAXATION	129	2,573
BURGIN INDEPENDENT BOARD OF EDUCATION	303	10,112
BUTLER COUNTY SCHOOL DISTRICT	51	1,715
CA TELECONNECT FUND	115	38,344
CAMPBELL COUNTY TREASURER	192	A
CARTER COUNTY SCHOOL DISTRICT	1,525	50,821
CATTARAUGUS COUNTY	25	A
CCHCF-A	81	38,344
CHARLOTTESVILLE CITY TREASURER	2,197	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	8	A
CHCF-B	844	38,344
CHESTERFIELD COUNTY	133	2,628
CHESTERFIELD COUNTY	230	A
CHIEF FISCAL OFFICER	--	A
CHRISTIANSBURG, TOWN OF	--	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF ABERDEEN	2	33
CITY OF ALAHAMBRA	2	32
CITY OF ALAMEDA	1	10
CITY OF ALBION	1	28
CITY OF ARCADIA	21	415
CITY OF ARCATA	1	22
CITY OF ASOTIN	--	5
CITY OF BALDWIN PARK	5	176
CITY OF BALDWIN PARK	4,662	155,386
CITY OF BEAUMONT	10	347
CITY OF BEAUMONT	2,008	66,947
CITY OF BELLFLOWER	1	17
CITY OF BERKELEY	5	63
CITY OF BOTHELL	1	24
CITY OF BRAWLEY	13	313
CITY OF BRAWLEY	6,867	171,677
CITY OF BURBANK	4	61
CITY OF CALABASAS	11	219
CITY OF CHARLOTTESVILLE	14,541	158,435
CITY OF CHARLOTTESVILLE	53,688	536,878
CITY OF CHICO	--	2
CITY OF CLOVERDALE	3	132
CITY OF COLFAX	1	24
CITY OF COLORADO SPRINGS	221	8,826
CITY OF COVINA	8	132
CITY OF CULVER CITY	2	19
CITY OF DEER PARK	--	5
CITY OF DESERT HOT SPRINGS	4	84
CITY OF DOWNEY	1	27
CITY OF EDMONDS	--	5
CITY OF EL MONTE	2	24
CITY OF ELK GROVE	--	4
CITY OF FONTANA	21	412
CITY OF FONTANA	36,590	731,796
CITY OF GARDENA	--	9
CITY OF GLENDALE	3	37
CITY OF GUNNISON	2	75

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF HARRISONBURG TREASURER	48	A
CITY OF HAWTHORNE	2	36
CITY OF HERMOSA	14	237
CITY OF HERMOSA BEACH	17,365	289,414
CITY OF HOLTVILLE	3	60
CITY OF HOLTVILLE	1,632	32,641
CITY OF HUNTINGTON BEACH	2	36
CITY OF HUNTINGTON PARK	1	17
CITY OF INDIO	1	11
CITY OF INGLEWOOD	1	12
CITY OF ISSAQUAH	1	9
CITY OF KALAMA	4	72
CITY OF KELSO	27	444
CITY OF KELSO	7,015	116,914
CITY OF KIRKLAND	--	1
CITY OF LA HABRA	39	655
CITY OF LA HABRA	26,083	434,714
CITY OF LA PALMA	1	20
CITY OF LA VERNE	28	709
CITY OF LAKEWOOD	1	31
CITY OF LEXINGTON	--	A
CITY OF LONG BEACH	17	247
CITY OF LONGVIEW	85	1,415
CITY OF LONGVIEW	23,109	385,148
CITY OF LOS ANGELES	1,244	12,435
CITY OF MARTINVILLE	69	1,198
CITY OF MAYWOOD	--	3
CITY OF MODESTO	1	16
CITY OF MONTCLAIR	2	61
CITY OF MONTEREY PARK	2	67
CITY OF MORENO VALLEY	81	1,346
CITY OF MORENO VALLEY	55,323	922,042
CITY OF MOUNTAIN VIEW	--	6
CITY OF NORWALK	3	46
CITY OF OAKLAND	1	7
CITY OF OLYMPIA	2	41
CITY OF PACIFIC GROVE	1	17
CITY OF PALM SPRINGS	--	5
CITY OF PALO ALTO	--	2
CITY OF PALOUSE	2	33

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF PALOUSE	461	6,585
CITY OF PARAMOUNT	1	21
CITY OF PASADENA	5	62
CITY OF PICO RIVERA	5	90
CITY OF PICO RIVERA	11,998	239,957
CITY OF PLACENTIA	7	187
CITY OF PLACENTIA	14,246	407,029
CITY OF POMONA	1	8
CITY OF PORT HUENEME	3	84
CITY OF PORT HUENEME	8,683	217,077
CITY OF PORTERVILLE	1	12
CITY OF PULLMAN	31	387
CITY OF REDMOND	--	1
CITY OF REDONDO BEACH	84	1,779
CITY OF REDONDO BEACH	39,262	826,579
CITY OF RICHMOND	2,213	A
CITY OF RICHMOND	17,206	110,825
CITY OF RIVERSIDE	21	320
CITY OF ROANOKE	4	A
CITY OF ROANOKE	57	477
CITY OF SACRAMENTO	3	36
CITY OF SALEM	108	A
CITY OF SALINAS	1	16
CITY OF SAN BERNARDINO	26	319
CITY OF SAN BERNARDINO	74,121	926,505
CITY OF SAN BUENAVENTURA	31,635	632,707
CITY OF SANTA ANA	36	598
CITY OF SANTA BARBARA	1	16
CITY OF SANTA CRUZ	--	16
CITY OF SANTA MONICA	195	1,948
CITY OF SANTA MONICA	134,495	1,344,947
CITY OF SANTA ROSA	1	12
CITY OF SEAL BEACH	18	163
CITY OF SEATTLE	--	2
CITY OF SEQUIM	1	17
CITY OF SIERRA MADRE	5	77
CITY OF SOUTH PASADENA	2	43
CITY OF SPOKANE	2	28
CITY OF STANTON	--	4
CITY OF SUNNYVALE	--	9

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF TACOMA	--	2
CITY OF TORRANCE	10	157
CITY OF VALLEJO	1	9
CITY OF VANCOUVER	2	29
CITY OF VENTURA	37	738
CITY OF WAYNESBORO	27,600	276,001
CITY OF WESTMINISTER	1	15
CITY OF WESTPORT	--	6
CITY OF WHITTIER	12	234
CITY OF WINCHESTER	16,772	167,718
CITY OF WINLOCK	--	7
CITY OF WOODLAND	8	166
CITY OF ZILLAH	--	4
CITY TREASURER	--	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	--	A
CLOVERPORT INDEPENDENT SCHOOL DISTRICT	307	10,236
COLONIAL HEIGHTS, CITY OF	--	A
COLORADO DEPT. OF REVENUE	709	34,716
COLORADO DEPT. OF REVENUE	2,995	95,121
COLUMBIA COUNTY TREASURER	--	A
COMMISSIONER OF REVENUE SERVICES	68,946	1,313,270
COMMISSIONER OF REVENUE SERVICES	82,546	1,375,771
COMMISSIONER OF TAXATION	325	--
COMMONWEALTH OF MASSACHUSETTS	48	970
COMMONWEALTH OF MASSACHUSETTS	3,321	66,414
COMPTROLLER OF MARYLAND	11,121	222,433
COMPTROLLER OF PUBLIC ACCOUNTS	24	666
COMPTROLLER, CITY OF BUFFALO	12,800	426,667
COUNTY OF ALBEMARLE	8,685	94,039
COUNTY OF GOOCHLAND	--	A
COUNTY OF LOS ANGELES	1,354	27,071
COUNTY OF MONTGOMERY	9,582	95,819
COUNTY OF SACRAMENTO	1	44
CULPEPPER COUNTY TREASURER	--	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,541	151,376
DAVIESS COUNTY BOARD OF EDUCATION	16,284	542,812
DAVIESS COUNTY SCHOOL DISTRICT	260	8,663
DEPARTMENT OF TAX & REVENUE (WEST VIRGINIA)	13,629	227,137

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

E-911 AUTHORITY	--	A
ELLIOT COUNTY SCHOOL DISTRICT	125	4,182
ERIE COUNTY COMPTROLLER	5,909	A
ESSEX COUNTY TREASURER	--	A
FAUQUIER COUNTY	24	A
FLORIDA CST FUND	156,061	1,089,882
FLORIDA DEPARTMENT OF REVENUE	135,420	2,163,239
FLORIDA DEPARTMENT OF REVENUE	2,913,260	42,514,728
FRANKLIN COUNTY PUBLIC SAFETY	2	A
FRANKLIN COUNTY SCHOOL DISTRICT	88	2,924
FREDERICK COUNTY	160	A
GARRAD COUNTY SCHOOL DISTRICT	481	16,020
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	13,913	210,411
GILES	--	A
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	3	A
HANCOCK COUNTY BOARD OF EDUCATION	819	27,314
HANOVER COUNTY	93	26,770
HANOVER COUNTY TREASURER	344	A
HARLAN COUNTY SCHOOL DISTRICT	215	7,154
HARRISON COUNTY SCHOOL DISTRICT	2,668	88,941
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,612	87,073
HENDERSON COUNTY BOARD OF EDUCATION	2,114	70,470
HENRICO COUNTY	1,541	A
HENRICO COUNTY	2,915	38,253
HENRY COUNTY TREASURER	1	A
ID USF	32	12,845
IDAHO STATE TAX COMMISSION	2,143	35,720
INDIANA DEPARTMENT OF REVENUE	45	3,214
INDIANA DEPARTMENT OF REVENUE	19,434	323,904
INTERNAL REVENUE SERVICE	68,060	2,268,709
JACKSON INDEPENDENT SCHOOLS	486	16,198
JESSAMINE COUNTY BOARD OF EDUCATION	7,422	247,386
KANSAS DEPT. OF REVENUE	17,112	234,689
KENTUCKY REVENUE CABINET	1,276	21,277
LAUREL COUNTY SCHOOL DISTRICT	15,918	530,587
LEE COUNTY SCHOOL DISTRICT	1,029	34,303
LESLIE COUNTY SCHOOL DISTRICT	885	29,491
LETCHER COUNTY BOARD OF EDUCATION	837	27,913

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

LEWIS COUNTY BOARD OF EDUCATION	876	35,031
LEWIS COUNTY SCHOOL DISTRICT	9	344
LINCOLN COUNTY BOARD OF EDUCATION	1,293	43,086
LOGAN COUNTY SCHOOL DISTRICT	35	1,166
LYNCHBURG, CITY OF	436	A
MADISON COUNTY SCHOOL DISTRICT	16,620	553,996
MAINE REVENUE SERVICES	274,510	5,490,184
MARION COUNTY BOARD OF EDUCATION	1,244	41,455
MARTINSVILLE, CITY OF - TREASURER	15	A
MATTHEWS, CAROLE, TREASURER	21,417	107,083
MCLEAN COUNTY SCHOOL DISTRICT	436	14,529
ME PUC	206	111,282
MENIFEE COUNTY SCHOOL DISTRICT	471	15,686
MERCER COUNTY SCHOOL DISTRICT	1,635	54,493
MINNESOTA DEPARTMENT OF REVENUE	5	364
MISSISSIPPI STATE TAX COMMISSION	1,891	27,015
MISSISSIPPI STATE TAX COMMISSION	41,349	590,703
MONTANA DEPT. OF REVENUE	5	142
MONTGOMERY COUNTY 911	--	A
MONTGOMERY COUNTY TREASURER	--	A
MORGAN COUNTY SCHOOL DISTRICT	1,182	39,405
NC DEPARTMENT OF REVENUE	13,664	194,801
NECA PAUSF	1,580	--
NECA VUSF	254	21,174
NELSON COUNTY BOARD OF EDUCATION	1,087	36,230
NEUSTAR; FIRST UNION BANK	661	--
NICHOLAS COUNTY SCHOOL DISTRICT	547	18,234
NJ DIVISION OF TAXATION	1,094	18,243
NORTON CITY OF	--	A
NVPUC	100	--
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS ESTIMATED CORPORATION TAX	4,117	1,830,920
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS SALES TAX PROCESSING	79,741	1,796,378
OHIO COUNTY SCHOOL DISTRICT	17	580
OKLAHOMA TAX COMMISSION	997	17,337
ORLEANS COUNTY TREASURER	4	A
OSET	--	A
OTSEGO, COUNTY OF	--	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

OWENSBORO BOARD OF EDUCATION	11,769	392,299
OWSLEY COUNTY BOARD OF EDUCATION	393	13,113
PA DEPARTMENT OF REVENUE	11	191
PA DEPARTMENT OF REVENUE	191,275	3,534,824
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,725	90,849
PATRICK COUNTY E911 FUND	--	A
PERRY COUNTY SCHOOL DISTRICT	262	8,745
PITTSYLVANIA COUNTY	132	A
POWELL COUNTY SCHOOL DISTRICT	2,220	73,991
POWHATTAN COUNTY TREASURER	34	A
PSU	201	0
PULASKI COUNTY TREASURER	1	A
PULASKI, TOWN OF	--	A
RADFORD COUNTY	--	A
RHODE ISLAND DIVISION OF TAXATION	12	176
RI DIVISION OF PUC	175	--
ROANOKE COUNTY	9	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	355	11,841
RUSSELL INDEPENDENT SCHOOL DISTRICT	5,939	197,976
SARATOGA COUNTY TREASURER	--	A
SCHENECTADY COUNTY	--	A
SCHOHARIE COUNTY TREASURER	10	A
SCOTT COUNTY SCHOOL DISTRICT	6,043	201,448
SOUTH CAROLINA DEPT. OF REVENUE	45,766	778,008
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	258,792	4,313,200
STATE OF CONNECTICUT (GROSS RECEIPTS)	221,932	4,438,639
STATE OF LA DEPT OF REVENUE	15	--
STATE OF MICHIGAN	159	2,650
STATE OF NEW HAMPSHIRE	39	A
STATE OF NEW HAMPSHIRE	2,564	36,622
STATE OF NEW HAMPSHIRE	55,294	789,914
STATE TAX DEPARTMENT	239,238	3,987,293
STAUNTON COUNTY	52	A
TAZEWELL COUNTY	--	A
TAZEWELL COUNTY	12	--
TN DEPARTMENT OF REVENUE	57,779	648,426
TOWN OF BLACKSBURG	15,498	154,979

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended May 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

TOWN OF MT CRESTED BUTTE	1,196	26,574
TOWN OF SOUTH BOSTON	4,755	47,548
TREASURER STATE OF MAINE	2	A
TREASURER STATE OF OHIO	105,045	1,677,677
TXUSF	250	--
UNION COUNTY SCHOOL DISTRICT	2,557	85,234
USAC	68,034	--
VERMONT DEPARTMENT OF TAXES	933	21,389
VERMONT DEPARTMENT OF TAXES	258,370	5,167,418
VINTON TREASURER	--	A
VIRGINIA DEPARTMENT OF TAXATION	9,769	217,065
WARREN COUNTY TREASURER	12	A
WASHINGTON COUNTY ADMINISTRATORS	--	A
WASHINGTON COUNTY BOARD OF EDUCATION	189	6,287
WASHINGTON DEPT. OF REVENUE	1,640	11,544
WEBSTER COUNTY BOARD OF EDUCATION	798	26,623
WINCHESTER CITY TREASURER	576	A
WISCONSIN DEPARTMENT OF REVENUE	7	374
WOLFE COUNTY SCHOOL DISTRICT	696	23,197
WOODFORD COUNTY BOARD OF EDUCATION	5,081	169,352
WV PSC	298	78,502
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	5	229

TOTAL	$6,364,710	$104,984,394

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended May 31, 2003

Payee	Amount Paid	Check Date
ALBEMARLE COUNTY	$5,846	5/15/2003
ALBEMARLE COUNTY	12,884	5/16/2003
ALBEMARLE COUNTY	6,128	5/19/2003
ALBEMARLE COUNTY	297	5/20/2003
ALBEMARLE COUNTY	1,858	5/21/2003
BARKER, JEAN TREASURER	24,284	5/23/2003
BLACKBURN CENTER, LLC	433	5/23/2003
BOROUGH OF NANTY GLO	85	5/7/2003
BOTETOURT COUNTY TREASURER	164	5/15/2003
BURLINGTON CITY	13,732	5/21/2003
CAL & JOANNE FAMILY LTD PRTNRSP	200	5/23/2003
CANYON SPRINGS PLAZA, LLC	310	5/23/2003
C-COR.NET CORP	--	5/6/2003
CHESTERFIELD COUNTY	62	5/19/2003
CITY OF BUENA VISTA	3,533	5/29/2003
CITY OF CHARLOTTESVILLE	3,915	5/15/2003
CITY OF CHARLOTTESVILLE	236	5/16/2003
CITY OF CHARLOTTESVILLE	10,623	5/19/2003
CITY OF DANVILLE	9,771	5/15/2003
CITY OF DANVILLE	723	5/19/2003
CITY OF OLEAN	5,657	5/14/2003
CITY OF SALEM	1,444	5/13/2003
CITY OF SALEM	29,359	5/21/2003
CITY OF STAUNTON	3,111	5/21/2003
CLARKE COUNTY TREASURER	180	5/19/2003
COUNTY OF AUGUSTA	47	5/16/2003
COUNTY OF DINWIDDIE	1,251	5/23/2003
COUNTY OF FREDERICK	13,663	5/14/2003
COUNTY OF FREDERICK	4,894	5/16/2003
COUNTY OF PULASKI	916	5/21/2003
COUNTY OF ROCKINGHAM	711	5/19/2003
COUNTY OF WISE	189	5/9/2003
DILLON COUNTY TREASURER	407	5/21/2003
DONALD E AND DORIS D BRADLEY	101	5/16/2003
DORIS LAWTON	783	5/14/2003
DORIS LAWTON	145	5/30/2003
EASTLAKE COMMERCIAL	69	5/23/2003
F & F REALTY CO	207	5/14/2003
FAUQUIER COUNTY TREASURER	1,393	5/19/2003
FLUVANNA COUNTY TREASURER	2,879	5/15/2003
FORSYTH COUNTY TREASURER	1,399	5/9/2003
GE CAPITAL	290	5/16/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended May 31, 2003

Payee	Amount Paid	Check Date

GE CAPITAL FLEET SERVICES	1,108	5/12/2003
GREENE COUNTY	1,206	5/15/2003
GREENE COUNTY	511	5/29/2003
HANOVER COUNTY TREASURER	6,387	5/23/2003
HARDINSBURG CITY	738	5/9/2003
HENRICO COUNTY	114,562	5/15/2003
I-15 SOUTH AUTO CENTER DR LLC	11,491	5/14/2003
IMPERIAL COUNTY TAX COLLECTOR	10	5/15/2003
KIR TEMECULA LLC	59	5/8/2003
KIR TEMECULA L.P.	105	5/23/2003
LACKAWANNA COUNTY TAX COLLECTOR	1,037	5/9/2003
LACKAWANNA COUNTY TAX COLLECTOR	21	5/23/2003
LAUREL OF DUBOIS	181	5/13/2003
LEXINGTON CITY TREASURER	655	5/14/2003
LOUDOUN COUNTY	8,836	5/29/2003
LYKENS BORO & DAUPHIN COUNTY	727	5/7/2003
MARTINSVILLE CITY TREASURER	336	5/29/2003
MCKEAN COUNTY /OTTO TOWNSHIP	109	5/7/2003
MCKEAN COUNTY COLLECTOR	10,473	5/7/2003
MCKEAN COUNTY COLLECTOR	209	5/16/2003
MCKEAN COUNTY/MT.J	179	5/7/2003
MCKEAN COUNTY/MT.J	4	5/21/2003
MCKEAN COUNTY/SMETHPORT BOROU	433	5/7/2003
MCKEAN COUNTY/SMETHPORT BOROU	9	5/23/2003
MECKLENBURG COUNTY	4,318	5/15/2003
MECKLENBURG COUNTY	50	5/23/2003
MONTGOMERY COUNTY TREASURER	756	5/23/2003
NEWPORT TOWN NH	1,461	5/29/2003
NORWAY TOWN	5,544	5/21/2003
NYC DEPT OF FINANCE	4,488	5/19/2003
OFFICE OF THE COMMISSIONER OF REVENUE - PETRSBURG	74,270	5/29/2003
PACIFIC CORPORATE STRUCTURES	1,637	5/23/2003
PAGE COUNTY	860	5/14/2003
POWHATAN COUNTY TREASURER	2,571	5/14/2003
ROANOKE CITY TREASURER	124,418	5/19/2003
ROANOKE COUNTY TREASURER	4,785	5/16/2003
ROCKBRIDGE COUNTY	17	5/21/2003
RUSSELL CITY TAX COLLECTOR	2,308	5/9/2003
SAN BERNARDINO COUNTY TREASURER	33,774	5/23/2003
SCOTLAND COUNTY TAX DEPT	165	5/9/2003
SPOTSYLVANIA COUNTY	87,474	5/16/2003
SPOTSYLVANIA COUNTY	11,695	5/19/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended May 31, 2003

Payee	Amount Paid	Check Date

SPOTSYLVANIA COUNTY	860	5/29/2003
ST ALBANS CITY TREASURER	2,346	5/7/2003
ST ALBANS CITY TREASURER	2,465	5/9/2003
STAFFORD COUNTY	9,918	5/19/2003
STATE OF RHODE ISLAND	4,670	5/15/2003
SURRY COUNTY TAX COLLECTOR	96	5/9/2003
TOWN OF BLACKSBURG	236	5/19/2003
TOWN OF STEPHENS CITY	86	5/19/2003
TOWN OF WATERBORO	9,663	5/7/2003
TOWN OF WILLISTON	3,699	5/9/2003
TOWNSHIP OF PLYMOUTH	--	5/16/2003
TREASURER - CITY OF COLONIAL HEIGHTS	27,247	5/29/2003
VENTURA COUNTY TAX COLLECTOR	1,232	5/15/2003
WARRENTON TOWN TAX COLLECTOR	84	5/21/2003
WATERVILLE CITY	5,035	5/16/2003
WYOMING COUNTY NY	1,687	5/9/2003

TOTAL	$753,480

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended May 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBEMARLE COUNTY	911 Surcharge	$4,840	5/22/03
AMHERST COUNTY	911 Surcharge	8	5/22/03
BOARD OF EQUALIZATION	911 Surcharge	325	5/22/03
CAMPBELL COUNTY	911 Surcharge	203	5/22/03
CATTARAUGUS COUNTY	911 Surcharge	25	5/22/03
CHESTERFIELD COUNTY	911 Surcharge	232	5/19/03
CITY OF BEDFORD	911 Surcharge	46	5/22/03
CITY OF CHARLOTTESVILLE	911 Surcharge	2,256	5/22/03
CITY OF DANVILLE	911 Surcharge	4,092	5/22/03
CITY OF HARRISONBURG TREASURER	911 Surcharge	48	5/22/03
CITY OF LYNCHBURG	911 Surcharge	495	5/22/03
CITY OF RICHMOND	911 Surcharge	2,286	5/22/03
CITY OF ROANOKE TREASURER	911 Surcharge	22	5/19/03
CITY OF SALEM	911 Surcharge	108	5/22/03
CITY OF STAUNTON	911 Surcharge	51	5/22/03
CITY OF WINCHESTER	911 Surcharge	433	5/22/03
COUNTY OF AUGUSTA TREASURER	911 Surcharge	10	5/22/03
COUNTY OF FREDERICK	911 Surcharge	163	5/22/03
COUNTY OF GENESEE	911 Surcharge	11	5/22/03
COUNTY OF ROANOKE	911 Surcharge	9	5/22/03
CULPEPER COUNTY TREASURER	911 Surcharge	15	5/22/03
DIRECTOR OF FINANCE	911 Surcharge	8	5/22/03
ERIE COUNTY COMPTROLLER	911 Surcharge	5,922	5/22/03
EXECUTIVE DIRECTOR-NHBEC (E-911	911 Surcharge	39	5/22/03
FAUQUIER COUNTY TREASURER	911 Surcharge	24	5/22/03
FRANKLIN COUNTY PUBLIC SAFETY	911 Surcharge	8	5/24/03
GREENE COUNTY	911 Surcharge	14	5/22/03
HENRICO COUNTY	911 Surcharge	1,461	5/22/03
HENRY COUNTY TREASURER	911 Surcharge	6	5/22/03
NORTON CITY TAX COLLECTOR	911 Surcharge	8	5/22/03
ORLEANS COUNTY TREASURER	911 Surcharge	8	5/22/03
PAGE COUNTY	911 Surcharge	15	5/22/03
PITTSYLVANIA COUNTY	911 Surcharge	132	5/22/03
POWHATAN COUNTY TREASURER	911 Surcharge	36	5/22/03
SCHOHARIE COUNTY TREASURER	911 Surcharge	138	5/22/03
SPOTSYLVANIA COUNTY	911 Surcharge	48	5/22/03
TAZEWELL COUNTY	911 Surcharge	6	5/22/03
TREASURER OF HANOVER COUNTY	911 Surcharge	344	5/22/03
TREASURER STATE OF MAINE	911 Surcharge	2	5/22/03
WARREN COUNTY TREASURER	911 Surcharge	12	5/22/03
WYOMING COUNTY NY	911 Surcharge	8	5/22/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	37,875	5/12/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended May 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

INTERNAL REVENUE SERVICE	Federal Excise Tax	39,166	5/23/03
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	447	5/9/03
ALAMEDA COUNTY	Gross Receipts Tax	8	5/15/03
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	159	5/7/03
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	970	5/7/03
CITY OF AHLAMBRA	Gross Receipts Tax	6	5/15/03
CITY OF ARCADIA	Gross Receipts Tax	26	5/15/03
CITY OF BALDWIN PARK	Gross Receipts Tax	8	5/15/03
CITY OF BEAUMONT	Gross Receipts Tax	8	5/15/03
CITY OF BERKELEY	Gross Receipts Tax	6	5/15/03
CITY OF BRAWLEY	Gross Receipts Tax	12	5/15/03
CITY OF CALABASAS	Gross Receipts Tax	12	5/15/03
CITY OF CLOVERDALE	Gross Receipts Tax	5	5/15/03
CITY OF COVINA	Gross Receipts Tax	7	5/15/03
CITY OF CULVER CITY	Gross Receipts Tax	7	5/15/03
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	9	5/15/03
CITY OF FONTANA	Gross Receipts Tax	29	5/15/03
CITY OF GLENDALE	Gross Receipts Tax	7	5/15/03
CITY OF HERMOSA BEACH	Gross Receipts Tax	19	5/15/03
CITY OF HOLTVILLE	Gross Receipts Tax	8	5/15/03
CITY OF HUNTINGTON BEACH	Gross Receipts Tax	5	5/15/03
CITY OF INDIO	Gross Receipts Tax	5	5/15/03
CITY OF LA HABRA	Gross Receipts Tax	38	5/15/03
CITY OF LA PALMA	Gross Receipts Tax	5	5/15/03
CITY OF LA VERNE	Gross Receipts Tax	28	5/15/03
CITY OF LONG BEACH	Gross Receipts Tax	15	5/15/03
CITY OF LOS ANGELES	Gross Receipts Tax	1,277	5/15/03
CITY OF MORENO VALLEY	Gross Receipts Tax	95	5/15/03
CITY OF OLYMPIA	Gross Receipts Tax	5	5/15/03
CITY OF PICO RIVERA	Gross Receipts Tax	10	5/15/03
CITY OF PLACENTIA	Gross Receipts Tax	10	5/15/03
CITY OF PORT HUENEME	Gross Receipts Tax	9	5/15/03
CITY OF PULLMAN	Gross Receipts Tax	29	5/15/03
CITY OF REDONDO BEACH	Gross Receipts Tax	77	5/15/03
CITY OF RIVERSIDE	Gross Receipts Tax	21	5/14/03
CITY OF SAN BERNARDINO	Gross Receipts Tax	28	5/15/03
CITY OF SANTA ANA	Gross Receipts Tax	58	5/15/03
CITY OF SANTA BARBARA	Gross Receipts Tax	6	5/15/03
CITY OF SANTA MONICA	Gross Receipts Tax	223	5/15/03
CITY OF SANTA ROSA	Gross Receipts Tax	6	5/15/03
CITY OF SEAL BEACH	Gross Receipts Tax	19	5/15/03
CITY OF SIERRA MADRE	Gross Receipts Tax	5	5/15/03
CITY OF TORRANCE	Gross Receipts Tax	14	5/15/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended May 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF VENTURA	Gross Receipts Tax	44	5/15/03
CITY OF WHITTIER	Gross Receipts Tax	14	5/15/03
DEAF TRUST	Gross Receipts Tax	132	5/7/03
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	8,558	5/20/03
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	33	5/16/03
NECA PAUSF	Gross Receipts Tax	1,580	5/14/03
NECA VUSF	Gross Receipts Tax	254	5/15/03
NYS CORPORATION TAX	Gross Receipts Tax	8,850	5/29/03
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	201	5/14/03
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,665	5/9/03
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	3	5/19/03
BATH COUNTY SCHOOL D	Sales Tax	1,147	5/15/03
BEREA INDEPENDENT SCHOOL DIST	Sales Tax	2,850	5/15/03
BOARD OF EQUALIZATION	Sales Tax	9	5/23/03
BOURBON COUNTY SCHOOL	Sales Tax	584	5/15/03
BOYLE COUNTY SCHOOL DISTRICT	Sales Tax	1,486	5/15/03
BREATHITT COUNTY SCH	Sales Tax	999	5/15/03
BURGIN EDUCATION BO	Sales Tax	302	5/15/03
BUTLER COUNTY SCHOOL DISTRICT	Sales Tax	47	5/15/03
CARTER COUNTY SCHOOL	Sales Tax	1,550	5/15/03
CITY OF COLORADO SPRINGS	Sales Tax	223	5/9/03
CITY OF LA HABRA	Sales Tax	24,168	5/14/03
CITY OF REDONDO BEACH CA	Sales Tax	37,954	5/14/03
CITY OF SANTA MONICA	Sales Tax	132,227	5/14/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	358	5/9/03
COLORADO DEPT OF REVENUE	Sales Tax	2,975	5/20/03
COMMONWEALTH OF MASS	Sales Tax	251	5/9/03
COMMONWEALTH OF MASS	Sales Tax	1,028	5/13/03
COMMONWEALTH OF MASS	Sales Tax	5	5/15/03
COMMONWEALTH OF MASS	Sales Tax	5	5/29/03
COMPTROLLER OF MARYLAND	Sales Tax	5,223	5/9/03
COMPTROLLER OF MD	Sales Tax	7,336	5/21/03
CONNECTICUT DEPT OF REVENUE	Sales Tax	79,571	5/30/03
DANVILLE INDEPENDENT SCHOOL DIS	Sales Tax	4,543	5/15/03
DAVIESS CO BOARD OF EDUCATION	Sales Tax	16,774	5/15/03
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,784	05/08/03
ELLIOTT COUNTY SCHOO	Sales Tax	307	5/15/03
FLORIDA DEPT OF REVENUE	Sales Tax	131,764	5/20/03
FLORIDA DEPT OF REVENUE	Sales Tax	12,154	5/21/03
FRANKLIN COUNTY SCHOOL DISTRICT	Sales Tax	86	5/15/03
GARRARD COUNTY SCHOOL DISTRICT	Sales Tax	959	5/15/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	13,749	5/15/03
HANCOCK COUNTY BOARD OF	Sales Tax	829	5/15/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended May 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

HARLAN COUNTY SCHOOL	Sales Tax	237	5/15/03
HARRISON COUNTY SCHOOL DISTRICT	Sales Tax	2,681	5/15/03
HARRODSBURG BOARD OF EDUCATION	Sales Tax	2,659	5/15/03
HENDERSON CO BOARD OF EDUCATION	Sales Tax	2,110	5/15/03
IDAHO STATE TAX COMMISSION	Sales Tax	1,798	5/13/03
INDIANA DEPT OF REVENUE	Sales Tax	1,271	5/13/03
INDIANA DEPT OF REVENUE	Sales Tax	26,639	5/20/03
JACKSON INDEPENDENT SCHOOLS	Sales Tax	489	5/15/03
KANSAS DEPT OF REVENUE	Sales Tax	17,036	5/23/03
KENTUCKY REVENUE CABINET	Sales Tax	57	5/20/03
LAUREL COUNTY SCHOOL	Sales Tax	4,843	5/15/03
LEE COUNTY SCHOOL DI	Sales Tax	1,125	5/15/03
LESLIE COUNTY SCHOOL	Sales Tax	905	5/15/03
LETCHER COUNTY BOARD OF EDUCATI	Sales Tax	851	5/14/03
LINCOLN COUNTY BOARD OF EDUCATI	Sales Tax	1,291	5/15/03
LOGAN COUNTY SCHOOL DISTRICT	Sales Tax	36	5/15/03
MADISON COUNTY SCHOOL DISTRICT	Sales Tax	25,817	5/15/03
MAINE REVENUE SERVICES	Sales Tax	279,145	5/15/03
MARION COUNTY SCHOOL	Sales Tax	2,569	5/15/03
MCLEAN COUNTY SCHOOL DISTRICT	Sales Tax	443	5/15/03
MENIFEE COUNTY SCHOO	Sales Tax	473	5/15/03
MERCER COUNTY SCHOOL DISTRICT	Sales Tax	1,642	5/15/03
MINOLTA CORPORATION	Sales Tax	509	5/2/03
MINOLTA CORPORATION	Sales Tax	4	5/30/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	40,956	5/13/03
MORGAN COUNTY SCHOOL	Sales Tax	1,245	5/15/03
NELSON COUNTY BOARD OF EDUCATIO	Sales Tax	1,088	5/15/03
NEW JERSEY SALES TAX	Sales Tax	116	5/13/03
NICHOLAS COUNTY SCHO	Sales Tax	573	5/15/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	13,679	5/13/03
NYS SALES TAX PROCESSING	Sales Tax	63,020	5/13/03
NYS SALES TAX PROCESSING	Sales Tax	8,695	5/19/03
OHIO COUNTY SCHOOL DISTRICT	Sales Tax	18	5/15/03
OKLAHOMA TAX COMMISSION	Sales Tax	995	5/8/03
OWENSBORO BOARD OF EDUCATION	Sales Tax	11,982	5/15/03
OWSLEY COUNTY BOARD OF EDUCATIO	Sales Tax	393	5/15/03
PA DEPARTMENT OF REVENUE	Sales Tax	69,476	5/20/03
PA DEPT OF REVENUE	Sales Tax	60,078	5/20/03
PA DEPT. OF REVENUE	Sales Tax	13,114	5/19/03
PA DEPT. OF REVENUE	Sales Tax	29,878	5/20/03
PARIS INDEPENDENT SCHOOLS	Sales Tax	2,752	5/15/03
PERRY COUNTY SCHOOL	Sales Tax	257	5/15/03
POWELL COUNTY SCHOOL	Sales Tax	2,752	5/15/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended May 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

ROCKCASTLE COUNTY SCHOOL	Sales Tax	768	5/15/03
SCOTT COUNTY SCHOOL	Sales Tax	6,004	5/15/03
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	46,588	5/20/03
STATE TAX DEPARTMENT	Sales Tax	243,514	5/8/03
TENNESSEE DEPT OF REVENUE	Sales Tax	56,273	5/16/03
TOWN OF MT CRESTED BUTTE	Sales Tax	1,243	5/9/03
TREASURER OF STATE OF OHIO	Sales Tax	18,394	5/9/03
TREASURER OF STATE OF OHIO	Sales Tax	18,394	5/16/03
TREASURER OF STATE OF OHIO	Sales Tax	36,496	5/23/03
TREASURER STATE OF OHIO	Sales Tax	2,527	5/9/03
TREASURER STATE OF OHIO	Sales Tax	15,372	5/15/03
TREASURER STATE OF OHIO	Sales Tax	4,079	5/16/03
TREASURER STATE OF OHIO	Sales Tax	4,215	5/23/03
UNION COUNTY SCHOOL DISTRICT	Sales Tax	2,554	5/15/03
VERMONT DEPT OF TAXES	Sales Tax	256,966	5/23/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	6,630	5/13/03
WASHINGTON COUNTY BOARD OF EDU	Sales Tax	195	5/15/03
WASHINGTON DEPT OF REVENUE	Sales Tax	478	5/23/03
WEBSTER COUNTY BOARD OF	Sales Tax	810	5/15/03
WOLFE COUNTY SCHOOL	Sales Tax	720	5/15/03
WOODFORD COUNTY BOARD OF ED	Sales Tax	5,073	5/15/03
ARIZONA DEPARTMENT OF REVENUE	Telecommunications Tax	35	5/19/03
COLORADO DEPARTMENT OF REVENUE	Telecommunications Tax	392	5/13/03
FLORIDA DEPT OF REVENUE	Telecommunications Tax	3,096,387	5/20/03
GEORGIA DEPARTMENT OF REVENUE	Telecommunications Tax	175	5/15/03
KENTUCKY REVENUE CABINET	Telecommunications Tax	1,234	5/20/03
MISSISSIPPI STATE TAX COMMISSIO	Telecommunications Tax	81	5/13/03
NEW JERSEY SALES TAX	Telecommunications Tax	1,052	5/13/03
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	737	5/13/03
PA DEPARTMENT OF REVENUE	Telecommunications Tax	12,972	5/20/03
STATE OF ARKANSAS	Telecommunications Tax	3	5/9/03
STATE OF MICHIGAN	Telecommunications Tax	154	5/13/03
TREASURER OF STATE OF OHIO	Telecommunications Tax	2,030	5/9/03
TREASURER OF STATE OF OHIO	Telecommunications Tax	2,030	5/16/03
TREASURER OF STATE OF OHIO	Telecommunications Tax	2,121	5/23/03
VERMONT DEPT OF TAXES	Telecommunications Tax	932	5/23/03
ALBEMARLE COUNTY	Utility Tax	8,748	5/19/03
ASHLAND INDEPENDENT BOARD OF	Utility Tax	9,992	5/15/03
BEDFORD COUNTY	Utility Tax	130	5/19/03
BOYD COUNTY SCHOOL D	Utility Tax	3,175	5/15/03
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	564	5/15/03
CHESTERFIELD COUNTY	Utility Tax	134	5/19/03
CITY OF BALDWIN PARK	Utility Tax	4,207	5/14/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended May 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF BEAUMONT	Utility Tax	1,844	5/14/03
CITY OF BRAWLEY	Utility Tax	6,985	5/14/03
CITY OF CHARLOTTSVILLE	Utility Tax	15,778	5/19/03
CITY OF FONTANA	Utility Tax	33,669	5/14/03
CITY OF HERMOSA BEACH	Utility Tax	16,971	5/14/03
CITY OF HOLTVILLE	Utility Tax	1,609	5/14/03
CITY OF MORENO VALLEY	Utility Tax	54,720	5/15/03
CITY OF PICO RIVERA	Utility Tax	11,034	5/14/03
CITY OF PLACENTIA	Utility Tax	13,820	5/14/03
CITY OF PORT HUENEME	Utility Tax	8,314	5/14/03
CITY OF RICHMOND	Utility Tax	17,532	5/19/03
CITY OF ROANOKE TREASURER	Utility Tax	85	5/19/03
CITY OF SAN BERNARDINO	Utility Tax	61,848	5/14/03
CITY OF SAN BUENAVENTURA	Utility Tax	30,285	5/14/03
CITY OF WINCHESTER	Utility Tax	17,196	5/14/03
CITY TREASURER OF WAYNESBORO	Utility Tax	29,561	5/15/03
COMMISSIONER OF TAXATION AND	Utility Tax	325	5/29/03
HENRICO COUNTY	Utility Tax	2,609	5/19/03
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	11,080	5/15/03
LEWIS COUNTY BOARD OF	Utility Tax	685	5/15/03
LEWIS COUNTY SCHOOL	Utility Tax	27	5/15/03
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	53	5/15/03
MATTHEWS, CAROLE, TREASURER	Utility Tax	20,327	5/15/03
RUSSELL INDEPENDENT	Utility Tax	5,887	5/15/03
STATE OF NEW HAMPSHIRE	Utility Tax	69,918	5/9/03
TOWN OF BLACKSBURG	Utility Tax	16,953	5/16/03
TOWN OF CHRISTIANSBURG	Utility Tax	20	5/19/03
TOWN OF SOUTH BOSTON	Utility Tax	4,792	5/15/03
TREASURER OF CHARLOTTESVILLE	Utility Tax	54,815	5/15/03
TREASURER OF HANOVER COUNTY	Utility Tax	96	5/19/03

Total		$5,701,393

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursement
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$2,268,281
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	2,874
ACC OPERATIONS, INC	081-02-41956	02-41956	32,643
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	1,280,818
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	520,509
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	5,471,727
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	436,289
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	992,371
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	961,276
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	4,110,760
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	2,480,055
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	578,753
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	551,269
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	457,181
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,181,099
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	187,485
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	838,001
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	248,693
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	187,601
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	2,201,209
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	67,992
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	74,260,448
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,953,853
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	3,027,794
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	12,712,093
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	1,204
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	91
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	2,200,047
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,206,292
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	120,341
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	2,660,718
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursement

ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	1,842,581
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	--
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	98
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	98
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	294
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	--
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	3,607,369
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	12,278
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	836,717
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	--
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	--
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	2,028,792
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	--
BADGER HOLDING CORP	081-02-41792	02-41792	3,283
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	295,302
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	575,882
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	370
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	472,667
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	178,275
CENTURY ADVERTISING, INC	081-02-41731	02-41731	98
CENTURY ALABAMA CORP	081-02-41889	02-41889	342,501
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	--
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	462,345
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	294
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	9,203,863
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	232,224
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	1,581,151
CENTURY CAROLINA CORP	081-02-41886	02-41886	525,311
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	103,377
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,195,970
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,748,560
CENTURY CULLMAN CORP	081-02-41888	02-41888	311,180

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursement

CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	385,120
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	98
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,579,481
CENTURY INDIANA CORP	081-02-41768	02-41768	98
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	112
CENTURY INVESTORS, INC	081-02-41733	02-41733	98
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	25,242
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	98
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	183,750
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	131,026
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	778,349
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	536,008
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	131,952
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	202
CENTURY NORWICH CORP	081-02-41881	02-41881	952,700
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	645,535
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	196
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	98
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	98
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	294
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	91,290
CENTURY VIRGINIA CORP	081-02-41796	02-41796	367,795
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	98
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	189
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	--
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	84,956
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	193,122
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	31,809,196
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	98
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	1,309
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	6,600,457
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	196
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	587,975

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursement

CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	65
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	--
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	512,088
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	1,175,807
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	98
FOP INDIANA, LP	081-02-41816	02-41816	212,266
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	1,480,139
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	763,922
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	98
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	98
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	98
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	98
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	763
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	--
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	21,002,316
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	1,159
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	196
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	--
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,195,056
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	98
GRAFTON CABLE COMPANY	081-02-41788	02-41788	173
GS CABLE, LLC	081-02-41907	02-41907	1,787,710
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	1,788,206
HUNTINGTON CATV, INC	081-02-41765	02-41765	108
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	864,721
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	98
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	95,350
KOOTENAI CABLE, INC	081-02-41875	02-41875	791,873
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	205,920
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	16,024
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	--
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	195,245
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	57,497
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	481,854
MICKELSON MEDIA, INC	081-02-41782	02-41782	118,943
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	98
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	147,874

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursement

MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	--
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	3,616,736
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	440,958
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,245,704
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,056,292
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	98
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	581
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	196
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	1,186,093
PAGE TIME, INC	081-02-41839	02-41839	97,928
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	56
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	149,540
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	13,499,233
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	476
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	334,797
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	203,861
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	54,951
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	538,025
S/T CABLE CORPORATION	081-02-41791	02-41791	98
SABRES, INC	081-02-41838	02-41838	299
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,401,608
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	98
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	7,793,248
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	145,371
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	929,651
STAR CABLE INC	081-02-41787	02-41787	45
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,049,316
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	878,983
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	548,690
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	130,273
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	769,425
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	1,768,906

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended May 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursement

THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	227
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	(43)
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	75
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	909,184
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	91
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	1,268
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	98
UCA LLC	081-02-41834	02-41834	6,366,712
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	189
VALLEY VIDEO, INC	081-02-41870	02-41870	113,651
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	291,606
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	299,016
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	283,925
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,021,770
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	156,177
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	230,966
YUMA CABLEVISION, INC	081-02-41868	02-41868	856,151

TOTAL			$281,116,541

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Page 1 of 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Commercial Property	Royal Indemnity Company	R2HD329266	05/16/03 - 05/16/04

Boiler & Machinery Inspection Contract	C N A	#BM1098496299	05/16/02 - 05/16/03

Commercial General Liability	Royal Insurance Co.	P2TR468758	05/16/03 - 05/16/04

Commercial Automobile	Royal Insurance Co.	P2TS468751 Liability	05/16/03 - 05/16/04
(all states except Texas)
P2TS468752 Texas Liability

Worker's Compensation	Royal Indemnity Co	R2AO 003265 all states except	05/16/03-05/16/04
California & monopolistic state
Foreign Voluntary	Royal Indemnity Co.	R2IB011388	05/16/03 - 05/16/04
California	State Compensation Insurance	1703671-03	05/16/03-05/16/04
Fund
ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation
Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry
West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation
Wyoming	Wyoming Department of Employment	366575	10/1/99 - Ongoing*

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Page 2 of 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Liability	American Guarantee & Liability
	Insurance Co.	AUC937411600	05/16/03 - 05/16/04
Excess Liability	XL Insurance America, Inc.	US00006683L103A	05/16/03 - 05/16/04

Executive Protection	Federal Insurance	81516188	12/19/01 - 12/19/04
(Kidnap/Ransom & Extortion)

New York Disability	National Benefit Life	89100184825	01/01/02 - Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03 - 01/01/04
		37251846	01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas	D0999A1A00	12/31/00 - 12/31/03
Insurance Services Limited)

Excess Directors & Officers	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
Liability
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	10/28/02 - 10/28/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.